UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2014

THE FIRST BANCORP, INC.
(Exact name of Registrant as specified in charter)

MAINE
(State or other jurisdiction of incorporation)

0-26589	01-0404322
(Commission file number)	(IRS employer identification no.)

Main Street, Damariscotta, Maine	04543
(Address of principal executive offices)	(Zip Code)

(207) 563-3195
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is
intended to simultaneously satisfy the filing obligations
of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders            Page 1

Signatures                      Page 2

Section 8 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Securities Holders

The 2014 Annual Meeting of Shareholders of The First Bancorp, Inc., the one-bank holding company of The First, N.A., was held at Samoset Resort, 220 Warrenton Street, Rockport, Maine 04856, on Thursday, April 24, 2014, at 11:00 a.m. Eastern Daylight Time, for the following purposes:

1.	To elect as Directors of the Company the nominees listed in the Company’s Proxy Statement dated March 21, 2014.

2.	To approve (on a non‑binding basis) the compensation of the Company’s executives.

3.	To approve (on a non-binding basis) the frequency of shareholder votes on the compensation of the Company’s executives.

4.	To ratify the Audit Committee’s selection of Berry Dunn McNeil & Parker, LLC as independent auditors of the Company for 2014.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

At the Annual Meeting, there were present in person or by proxy 7,204,398 shares of the Company’s common stock, representing 67.31% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.	To elect as Directors of the Company the nominees listed in the Company’s Proxy Statement dated March 21, 2014.

	For	Against	Abstain	Broker Non-Vote
Katherine M. Boyd	7,118,362	90,596	40,756	2,992,441
Daniel R. Daigneault	7,107,896	97,102	44,716	2,992,441
Robert B. Gregory	7,136,071	93,086	20,556	2,992,441
Tony C. McKim	7,074,616	90,680	84,417	2,992,441
Carl S. Poole	7,112,002	96,955	40,756	2,992,441
Mark N. Rosborough	6,678,662	529,995	41,056	2,992,441
Cornelius J. Russell	7,123,082	105,543	21,088	2,992,411
Stuart G. Smith	7,118,169	90,788	40,756	2,992,441
David B. Soule	7,116,162	92,795	40,756	2,992,441
Bruce B. Tindal	5,813,384	1,384,073	52,256	2,992,441

2. To approve (on a non‑binding basis) the compensation of the Company’s executives.

For	Against	Abstain	Broker Non-Vote
6,856,817	176,870	216,024	2,992,441

3. To approve (on a non-binding basis) the frequency of shareholders votes on the compensation of the Company’s
Executives.

Yearly	Bi-Yearly	Tri-Annually	Abstain	Broker Non-Vote
5,772,364	374,449	871,681	231,218	2,992,441

4. To ratify the Audit Committee’s selection of Berry Dunn McNeil & Parker, LLC as independent auditors of the
Company for 2014.

For	Against	Abstain	Broker Non-Vote
9,304,814	39,120	57,219	2,992,441

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCORP, INC.

By: /s/ F. STEPHEN WARD
---------------------
F. Stephen Ward
Executive Vice President &
Chief Financial Officer

Dated: April 28, 2014